UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 16, 2007
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                 000-27127              04-3332534
 (State or Other Jurisdiction      (Commission           (IRS Employer
       of Incorporation)           File Number)        Identification No.)

                     20 Second Avenue, Burlington, MA 01803
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

     As previously announced, on March 12, 2007, iBasis, Inc. (the "Company") was informed by The Nasdaq Stock Market that the Nasdaq Listing and Hearing Review Council has stayed the April 26, 2007 deadline for the delisting of the Company's securities, pending further review by the Listing Council. The Listing Council further informed the Company that it may submit in writing additional information for the Listing Council's consideration by June 1, 2007.

     On May 16, 2007, the Company received an additional Nasdaq staff determination letter indicating that the Company's failure to file its Form 10-Q for the quarter ended March 31, 2007 on May 10, 2007 could serve as an additional basis for the delisting of the Company's securities from The Nasdaq Stock Market, under Nasdaq Marketplace Rule 4310(c)(14) and informing the Company that it may submit in writing additional information for the Listing Council's consideration by May 22, 2007.

     There can be no assurance that the outcome of the Listing Council's review will be favorable to the Company, that the Listing Council will not lift the stay, or that the Company's securities will remain listed on The Nasdaq Stock Market.


Item 7.01  Regulation FD Disclosure.

     On May 16, 2007, the Company issued a press release announcing that it was unable to file its first quarter 2007 Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 by the required filing date of May 10, 2007. A copy of the press release is furnished herewith as Exhibit 99.1.

     Exhibit 99.1 is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.        Description
-----------        -------------------------------------------------------------

99.1               Press Release dated May 16, 2007 (Furnished herewith)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 16, 2007                         iBasis, Inc.

                                           By: /s/ Richard G. Tennant
                                               ----------------------
                                               Senior Vice President of
                                               Finance and Administration
                                               and Chief Financial Officer